                                                                   EXHIBIT 23.1



                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-44098, 333-84581, 333-75599 and 333-46325)
of Getty Images, Inc. of our report dated February 1, 2002 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.



PricewaterhouseCoopers LLP
Seattle, Washington
March 28, 2002